Bank borrowings (Tables) - Bank borrowings	12 Months Ended
Mar. 31, 2022
Bank borrowings
Schedule of analysis of bank borrowings

	As of March 31
	2021	2022

	(in millions of RMB)
Current portion:
Short-term other borrowings (i)	3,606	8,841
Non-current portion:
US$4.0 billion syndicated loan denominated in US$ (ii)	26,153	25,331
Long-term other borrowings (iii)	12,182	12,913
	38,335	38,244

(i)	As of March 31, 2021 and 2022, the Company had short-term borrowings from banks which were repayable within one year or on demand and charged interest rates ranging from 0.6% to 12.5% and 0.6% to 12.5% per annum, respectively. As of March 31, 2021 and 2022, the weighted average interest rate of these borrowings was 2.9% and 2.8% per annum, respectively. The borrowings are primarily denominated in RMB or HK$.
(ii)	As of March 31, 2021 and 2022, the Company had a US$4.0 billion syndicated loan, which was entered into with a group of eight lead arrangers. The loan was priced at 85 basis points over LIBOR and will mature in May 2024. Certain related floating interest payments are hedged by certain interest rate swap contracts entered into by the Company. The proceeds of the loan were used for general corporate and working capital purposes (including acquisitions).
(iii)	As of March 31, 2021 and 2022, the Company had long-term borrowings from banks with weighted average interest rates of 4.3% and 4.1% per annum, respectively. The borrowings are primarily denominated in RMB.

Schedule of borrowings under the credit facilities are due

Principal amounts
(in millions of RMB)
Within 1 year	8,841
Between 1 to 2 years	732
Between 2 to 3 years	27,960
Between 3 to 4 years	2,791
Between 4 to 5 years	1,907
Beyond 5 years	4,921
47,152